SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549-1004





                                   FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                     THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) April 12, 1999
                                  --------------




                          GENERAL MOTORS CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




   100 Renaissance Center, Detroit, Michigan                 48265-1000
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------

















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ITEM 5.  OTHER EVENTS

     On April 12, 1999 General Motors Corporation (GM) issued a press release which announced that the GM Board of Directors approved the complete separation of Delphi from GM by means of a tax-free spin-off. GM's press release is included as Exhibit 99.1, and Delphi's press release is included as Exhibit 99.2 to this Form 8-K. GM's consolidated financial statements have been restated to reflect Delphi as discontinued operations and are included as Exhibit 99.3 to this Form 8-K.


      Exhibit 99.1  GM's press release dated April 12, 1999

      Exhibit 99.2  Delphi's press release dated April 12, 1999

      Exhibit 99.3 Audited consolidated financial statements and financial statement schedule of General Motors Corporation as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and Supplementary Information (Unaudited) relating to Selected Quarterly Data.

      Exhibit 27 Financial Data Schedule (for SEC information only).

                                 * * * * * *



                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    April 15, 1999
        -----------------
                                            By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)






















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